Exhibit 99.1

NEWS RELEASE Investor Contact: Brian Klaus, Senior Vice President, Investor Relations 920-491-7059 Media Contact: Jennifer Kaminski, Vice President, Public Relations 920-491-7576

Associated Reports Third Quarter Earnings of $0.27 per share

Earnings Per Share up 11% year over year

GREEN BAY, Wis. — October 17, 2013 — Associated Banc-Corp (NASDAQ: ASBC) today reported earnings per share of $0.27 for the quarter ended September 30, 2013. This compares to $0.26 per common share, for the quarter ended September 30, 2012.

For the first nine months of 2013, Associated reported earnings per share of $0.82 per common share. This compares to $0.74 per common share, for the comparable year ago period.

“Despite one percent average loan growth in commercial and mortgage lending, continued run-off in home equity, in mortgage warehouse, and in installment loans contributed to flat overall loans. Even with the expected downturn in mortgage banking income, we were pleased to deliver value to shareholders through solid execution in other areas and expense discipline, “said President and CEO Philip B. Flynn. “We remain focused on our strategies to enhance efficiency and on opportunities for capital deployment.”

HIGHLIGHTS

•	Average loans were flat from the second quarter

–	1% growth in commercial and industrial, commercial real estate and residential mortgages; principally offset by continued declines in home equity and installment loans

•	Strong average deposit growth of 3% from the second quarter and 13% from a year ago to $17.6 billion

•	Mortgage banking income declined 82% from the second quarter

•	Net interest margin decreased 3 basis points from the prior quarter while net interest income was up slightly

•	Noninterest expenses of $164 million declined $6 million or 3% from the second quarter

•	Net income to common shareholders of $44 million for the third quarter declined 5% from the second quarter and YTD 2013 net income of $137 million was 7% more than the comparable year ago period.

•	Credit quality continued to improve with net charge offs, nonaccrual loans, past due loans and potential problem loans all declining quarter over quarter

•	During the third quarter, the Company repurchased $30 million, or approximately 1.8 million shares

–	On October 4, 2013, the Company executed an additional accelerated share repurchase of 1.8 million shares.

•	YTD 2013 return on Tier 1 common equity was 9.8%, compared to 9.4% for the prior year period

•	Capital ratios remain very strong with a Tier 1 common equity ratio of 11.64%

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THIRD QUARTER 2013 FINANCIAL RESULTS

Loans

Average loans of $15.7 billion were flat from the second quarter but increased $808 million, or 5%, from the year ago quarter. Commercial real estate lending average balances grew by $47 million, or 1% on a linked-quarter basis. The residential mortgage portfolio average balances grew by $53 million, or 1%, during the quarter. Commercial and business lending average balances increased slightly from the prior quarter. This growth was entirely offset by continued run off in home equity and installment loan balances, which experienced an average balance decline of $119 million, or 5%, during the quarter.

Deposits

Average deposits of $17.6 billion were up $505 million, or 3% compared to the second quarter and have increased by $2.0 billion, or 13%, from the year ago quarter. Average money market balances grew $625 million or 9% during the quarter and were partially offset by declines in time deposits of $134 million. Checking and savings balances were flat quarter over quarter.

Net Interest Income and Net Interest Margin

Third quarter net interest income of $161 million increased slightly compared to the prior quarter and was up $5 million, or 3% compared to the year ago quarter.

Third quarter net interest margin was 3.13%, a decrease of 3 basis points from the 3.16% reported in the second quarter and a decrease of 13 basis points from a year ago. The decrease from the second quarter was the result of a 5 basis point decline in asset yields which was partially offset by liability cost management actions.

Noninterest Income and Expense

Noninterest income for the quarter was $71 million, down $13 million, or 16%, from the second quarter and $10 million or 12% from the year ago quarter. Mortgage banking income declined $16 million, or 82% from the prior quarter driven by lower loan volumes and gain on sales. In addition, second quarter mortgage banking income benefited from an $8 million increase in mortgage servicing rights valuation. Core fee revenue increased $3 million or 5% from the prior quarter, as insurance commissions, service charges, brokerage commissions, and non-deposit fees, all improved during the quarter. A $2 million increase in asset gains and losses was primarily related to a real estate transaction.

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Total noninterest expense for the quarter ended September 30, 2013 was $164 million, down $6 million, or 3%, from the second quarter. Losses other than loans were $3 million lower than the second quarter mainly due to a more favorable than expected resolution of a litigation matter and decreases in unfunded commitment reserves. Legal and professional fees declined $2 million from the prior quarter as BSA consultant expenses are largely complete. Personnel expense decreased $2 million from the second quarter as the Company continues to reduce full time equivalent (FTE) employee counts, which stand at their lowest levels since mid 2010.

Credit

The Company reported another quarter of improving credit quality with nonaccrual loans down 5%, to $208 million compared to the second quarter, and down 25% from a year ago. The ratio of nonaccrual loans to total loans now stands at 1.33% and has improved for the 14th consecutive quarter.

Net charge offs of $5 million for the third quarter were down $8 million from the second quarter, primarily attributable to an $8 million loan recovery.

With slower loan growth coupled with improved asset quality metrics, the Company’s third quarter provision for loan losses was $0, compared to $4 million in the second quarter. The Company’s allowance for loan losses was $272 million, representing an allowance equal to 1.74% of loans and representing a coverage ratio of 131% of nonaccrual loans at September 30, 2013.

Capital Ratios

The Company’s capital position remains very strong, with a Tier 1 common equity ratio of 11.64% at September 30, 2013. The Company’s capital ratios continue to be well in excess of both current and proposed “well-capitalized” regulatory benchmarks.

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THIRD QUARTER 2013 EARNINGS RELEASE CONFERENCE CALL

The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, October 17, 2013. Interested parties can listen to the call live on the internet through the investor relations section of the company’s website, http://investor.associatedbank.com or by dialing 888-317-6016. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 412-317-6016. Participants should ask the operator for the Associated Banc-Corp third quarter 2013 earnings call.

An audio archive of the webcast will be available on the company’s website at http://investor.associatedbank.com. A telephone replay will be available one hour after the completion of the call through 8:00 a.m. CT on November 18, 2013, by dialing 877-344-7529 and entering the conference ID number 10034040. The replay number for international callers is 412-317-0088.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NASDAQ: ASBC) has total assets of $24 billion and is one of the top 50, publicly traded, U.S. bank holding companies. Headquartered in Green Bay, Wis., Associated is a leading Midwest banking franchise, offering a full range of financial products and services through approximately 240 banking locations serving more than 150 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

# # #

Consolidated Balance Sheets (Unaudited)

Associated Banc-Corp

(in thousands)	September 30, 2013	June 30, 2013	Seql Qtr $ Change	March 31, 2013	December 31, 2012	September 30, 2012	Comp Qtr $ Change
Assets
Cash and due from banks	$526,009	$422,779	$103,230	$336,247	$563,304	$419,529	$106,480
Interest-bearing deposits in other financial institutions	277,761	121,390	156,371	82,555	147,434	531,303	(253,542)
Federal funds sold and securities purchased under agreements to resell	25,400	10,800	14,600	8,600	27,135	2,460	22,940
Securities held to maturity, at amortized cost	125,095	75,946	49,149	54,123	39,877	21,852	103,243
Securities available for sale, at fair value	4,840,035	4,854,319	(14,284)	4,950,317	4,926,758	4,496,198	343,837
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	181,129	181,008	121	152,490	166,774	166,100	15,029
Loans held for sale	102,052	203,576	(101,524)	173,389	261,410	157,093	(55,041)
Loans	15,585,854	15,746,599	(160,745)	15,551,562	15,411,022	14,966,214	619,640
Allowance for loan losses	(271,724)	(277,218)	5,494	(286,923)	(297,409)	(315,150)	43,426

Loans, net	15,314,130	15,469,381	(155,251)	15,264,639	15,113,613	14,651,064	663,066
Premises and equipment, net	265,636	258,903	6,733	254,674	253,958	238,756	26,880
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	75,730	74,612	1,118	66,294	61,176	61,294	14,436
Trading assets	49,402	49,732	(330)	65,014	70,711	76,159	(26,757)
Other assets	977,128	965,330	11,798	940,258	926,417	987,378	(10,250)

Total assets	$23,688,675	23,616,944	$71,731	23,277,768	$23,487,735	$22,738,354	$950,321

Liabilities and Stockholders’ Equity
Noninterest-bearing demand deposits	$4,453,663	4,259,776	$193,887	4,453,109	$4,759,556	$4,320,437	$133,226
Interest-bearing deposits	13,884,245	12,872,660	1,011,585	12,968,185	12,180,309	12,130,155	1,754,090

Total deposits	18,337,908	17,132,436	1,205,472	17,421,294	16,939,865	16,450,592	1,887,316
Federal funds purchased and securities sold under agreements to repurchase	580,479	545,740	34,739	730,855	750,455	1,138,027	(557,548)
Other short-term funding	1,046,401	2,218,760	(1,172,359)	1,038,697	1,576,484	615,258	431,143
Long-term funding	614,568	614,822	(254)	915,063	1,015,346	1,305,422	(690,854)
Trading liabilities	52,430	52,598	(168)	70,236	76,343	82,861	(30,431)
Accrued expenses and other liabilities	184,607	175,612	8,995	165,358	192,843	195,742	(11,135)

Total liabilities	20,816,393	20,739,968	76,425	20,341,503	20,551,336	19,787,902	1,028,491
Stockholders’ Equity
Preferred equity	62,737	63,272	(535)	63,272	63,272	63,272	(535)
Common stock	1,750	1,750	—	1,750	1,750	1,750	—
Surplus	1,614,516	1,610,243	4,273	1,605,966	1,602,136	1,599,070	15,446
Retained earnings	1,361,498	1,330,737	30,761	1,297,692	1,281,811	1,250,189	111,309
Accumulated other comprehensive income (loss)	(37,120)	(25,015)	(12,105)	42,991	48,603	67,303	(104,423)
Treasury stock	(131,099)	(104,011)	(27,088)	(75,406)	(61,173)	(31,132)	(99,967)

Total stockholders’ equity	2,872,282	2,876,976	(4,694)	2,936,265	2,936,399	2,950,452	(78,170)

Total liabilities and stockholders’ equity	$23,688,675	23,616,944	$71,731	23,277,768	$23,487,735	$22,738,354	$950,321

Consolidated Statements of Income (Unaudited)

Associated Banc-Corp

	For The Three Months Ended September 30,		Quarter		For The Nine Months Ended September 30,		Year-to-Date
(in thousands, except per share amounts)	2013	2012	$ Change	% Change	2013	2012	$ Change	% Change
Interest Income
Interest and fees on loans	$146,219	$149,647	$(3,428)	(2.3%)	$438,642	$445,858	$(7,216)	(1.6%)
Interest and dividends on investment securities:
Taxable	21,544	20,548	996	4.8%	64,603	66,577	(1,974)	(3.0%)
Tax-exempt	6,711	7,127	(416)	(5.8%)	20,461	21,536	(1,075)	(5.0%)
Other interest	1,260	1,334	(74)	(5.5%)	3,740	3,843	(103)	(2.7%)

Total interest income	175,734	178,656	(2,922)	(1.6%)	527,446	537,814	(10,368)	(1.9%)
Interest Expense
Interest on deposits	7,617	9,751	(2,134)	(21.9%)	23,927	32,340	(8,413)	(26.0%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	308	750	(442)	(58.9%)	1,051	2,129	(1,078)	(50.6%)
Interest on other short-term funding	434	815	(381)	(46.7%)	1,291	3,068	(1,777)	(57.9%)
Interest on long-term funding	6,866	11,738	(4,872)	(41.5%)	22,833	35,740	(12,907)	(36.1%)

Total interest expense	15,225	23,054	(7,829)	(34.0%)	49,102	73,277	(24,175)	(33.0%)

Net Interest Income	160,509	155,602	4,907	3.2%	478,344	464,537	13,807	3.0%
Provision for loan losses	—	—	—	N/M	8,000	—	8,000	N/M

Net interest income after provision for loan losses	160,509	155,602	4,907	3.2%	470,344	464,537	5,807	1.3%
Noninterest Income
Trust service fees	11,380	10,396	984	9.5%	33,695	30,308	3,387	11.2%
Service charges on deposit accounts	18,407	17,290	1,117	6.5%	52,679	52,100	579	1.1%
Card-based and other nondeposit fees	12,688	12,209	479	3.9%	37,229	35,172	2,057	5.8%
Insurance commissions	11,356	11,650	(294)	(2.5%)	32,750	36,152	(3,402)	(9.4%)
Brokerage and annuity commissions	3,792	3,632	160	4.4%	10,996	11,965	(969)	(8.1%)

Total core fee-based revenue	57,623	55,177	2,446	4.4%	167,349	165,697	1,652	1.0%
Mortgage banking, net	3,542	15,581	(12,039)	(77.3%)	40,570	49,970	(9,400)	(18.8%)
Capital market fees, net	2,652	3,609	(957)	(26.5%)	10,309	9,998	311	3.1%
Bank owned life insurance income	2,817	3,290	(473)	(14.4%)	9,068	10,746	(1,678)	(15.6%)
Asset gains (losses), net	1,934	(3,309)	5,243	(158.4%)	2,726	(11,887)	14,613	(122.9%)
Investment securities gains, net	248	3,506	(3,258)	(92.9%)	582	4,109	(3,527)	(85.8%)
Other	2,100	3,134	(1,034)	(33.0%)	6,622	6,752	(130)	(1.9%)

Total noninterest income	70,916	80,988	(10,072)	(12.4%)	237,226	235,385	1,841	0.8%
Noninterest Expense
Personnel expense	98,102	95,231	2,871	3.0%	295,800	283,331	12,469	4.4%
Occupancy	14,758	14,334	424	3.0%	44,725	43,521	1,204	2.8%
Equipment	6,213	5,935	278	4.7%	18,842	17,122	1,720	10.0%
Data processing	12,323	11,022	1,301	11.8%	36,482	31,842	4,640	14.6%
Business development and advertising	5,947	5,059	888	17.6%	15,512	15,908	(396)	(2.5%)
Other intangible amortization	1,010	1,048	(38)	(3.6%)	3,032	3,146	(114)	(3.6%)
Loan expense	3,157	3,297	(140)	(4.2%)	9,485	9,155	330	3.6%
Legal and professional fees	3,482	7,686	(4,204)	(54.7%)	14,310	23,058	(8,748)	(37.9%)
Losses other than loans	(1,400)	3,577	(4,977)	(139.1%)	83	9,187	(9,104)	(99.1%)
Foreclosure/OREO expense	2,515	4,071	(1,556)	(38.2%)	7,239	11,776	(4,537)	(38.5%)
FDIC expense	4,755	5,017	(262)	(5.2%)	14,582	14,665	(83)	(0.6%)
Other	13,509	13,426	83	0.6%	41,190	42,784	(1,594)	(3.7%)

Total noninterest expense	164,371	169,703	(5,332)	(3.1%)	501,282	505,495	(4,213)	(0.8%)

Income before income taxes	67,054	66,887	167	0.2%	206,288	194,427	11,861	6.1%
Income tax expense	21,396	20,492	904	4.4%	65,354	62,082	3,272	5.3%

Net income	45,658	46,395	(737)	(1.6%)	140,934	132,345	8,589	6.5%
Preferred stock dividends	1,285	1,300	(15)	(1.2%)	3,885	3,900	(15)	(0.4%)

Net income available to common equity	$44,373	$45,095	$(722)	(1.6%)	$137,049	$128,445	$8,604	6.7%

Earnings Per Common Share:
Basic	$0.27	$0.26	$0.01	3.8%	$0.82	$0.74	$0.08	10.8%
Diluted	$0.27	$0.26	$0.01	3.8%	$0.82	$0.74	$0.08	10.8%
Average Common Shares Outstanding:
Basic	164,954	171,650	(6,696)	(3.9%)	166,586	172,774	(6,189)	(3.6%)
Diluted	165,443	171,780	(6,337)	(3.7%)	166,760	172,848	(6,088)	(3.5%)

N/M	= Not meaningful.

Consolidated Statements of Income (Unaudited)—Quarterly Trend

Associated Banc-Corp

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	3Q13	2Q13	$ Change	% Change	1Q13	4Q12	3Q12	$ Change	% Change
Interest Income
Interest and fees on loans	$146,219	$146,896	$(677)	(0.5%)	$145,527	$150,107	$149,647	$(3,428)	(2.3%)
Interest and dividends on investment securities:
Taxable	21,544	21,446	98	0.5%	21,613	20,368	20,548	996	4.8%
Tax-exempt	6,711	6,785	(74)	(1.1%)	6,965	7,119	7,127	(416)	(5.8%)
Other interest	1,260	1,233	27	2.2%	1,247	2,876	1,334	(74)	(5.5%)

Total interest income	175,734	176,360	(626)	(0.4%)	175,352	180,470	178,656	(2,922)	(1.6%)
Interest Expense
Interest on deposits	7,617	7,769	(152)	(2.0%)	8,541	9,091	9,751	(2,134)	(21.9%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	308	333	(25)	(7.5%)	410	558	750	(442)	(58.9%)
Interest on other short-term funding	434	525	(91)	(17.3%)	332	226	815	(381)	(46.7%)
Interest on long-term funding	6,866	7,551	(685)	(9.1%)	8,416	9,140	11,738	(4,872)	(41.5%)

Total interest expense	15,225	16,178	(953)	(5.9%)	17,699	19,015	23,054	(7,829)	(34.0%)

Net Interest Income	160,509	160,182	327	0.2%	157,653	161,455	155,602	4,907	3.2%
Provision for loan losses	—	4,000	(4,000)	(100.0%)	4,000	3,000	—	—	N/M

Net interest income after provision for loan losses	160,509	156,182	4,327	2.8%	153,653	158,455	155,602	4,907	3.2%
Noninterest Income
Trust service fees	11,380	11,405	(25)	(0.2%)	10,910	10,429	10,396	984	9.5%
Service charges on deposit accounts	18,407	17,443	964	5.5%	16,829	16,817	17,290	1,117	6.5%
Card-based and other nondeposit fees	12,688	12,591	97	0.8%	11,950	12,690	12,209	479	3.9%
Insurance commissions	11,356	9,631	1,725	17.9%	11,763	10,862	11,650	(294)	(2.5%)
Brokerage and annuity commissions	3,792	3,688	104	2.8%	3,516	3,678	3,632	160	4.4%

Total core fee-based revenue	57,623	54,758	2,865	5.2%	54,968	54,476	55,177	2,446	4.4%
Mortgage banking, net	3,542	19,263	(15,721)	(81.6%)	17,765	13,530	15,581	(12,039)	(77.3%)
Capital market fees, net	2,652	5,074	(2,422)	(47.7%)	2,583	4,243	3,609	(957)	(26.5%)
Bank owned life insurance income	2,817	3,281	(464)	(14.1%)	2,970	3,206	3,290	(473)	(14.4%)
Asset gains (losses), net	1,934	(44)	1,978	N/M	836	(209)	(3,309)	5,243	(158.4%)
Investment securities gains, net	248	34	214	N/M	300	152	3,506	(3,258)	(92.9%)
Other	2,100	1,944	156	8.0%	2,578	2,507	3,134	(1,034)	(33.0%)

Total noninterest income	70,916	84,310	(13,394)	(15.9%)	82,000	77,905	80,988	(10,072)	(12.4%)
Noninterest Expense
Personnel expense	98,102	99,791	(1,689)	(1.7%)	97,907	98,073	95,231	2,871	3.0%
Occupancy	14,758	14,305	453	3.2%	15,662	17,273	14,334	424	3.0%
Equipment	6,213	6,462	(249)	(3.9%)	6,167	6,444	5,935	278	4.7%
Data processing	12,323	12,651	(328)	(2.6%)	11,508	11,706	11,022	1,301	11.8%
Business development and advertising	5,947	5,028	919	18.3%	4,537	5,395	5,059	888	17.6%
Other intangible amortization	1,010	1,011	(1)	(0.1%)	1,011	1,049	1,048	(38)	(3.6%)
Loan expense	3,157	3,044	113	3.7%	3,284	3,130	3,297	(140)	(4.2%)
Legal and professional fees	3,482	5,483	(2,001)	(36.5%)	5,345	8,174	7,686	(4,204)	(54.7%)
Losses other than loans	(1,400)	1,799	(3,199)	(177.8%)	(316)	3,071	3,577	(4,977)	(139.1%)
Foreclosure/OREO expense	2,515	2,302	213	9.3%	2,422	3,293	4,071	(1,556)	(38.2%)
FDIC expense	4,755	4,395	360	8.2%	5,432	4,813	5,017	(262)	(5.2%)
Other	13,509	13,725	(216)	(1.6%)	13,956	13,907	13,426	83	0.6%

Total noninterest expense	164,371	169,996	(5,625)	(3.3%)	166,915	176,328	169,703	(5,332)	(3.1%)

Income before income taxes	67,054	70,496	(3,442)	(4.9%)	68,738	60,032	66,887	167	0.2%
Income tax expense	21,396	22,608	(1,212)	(5.4%)	21,350	13,404	20,492	904	4.4%

Net income	45,658	47,888	(2,230)	(4.7%)	47,388	46,628	46,395	(737)	(1.6%)
Preferred stock dividends	1,285	1,300	(15)	(1.2%)	1,300	1,300	1,300	(15)	(1.2%)

Net income available to common equity	$44,373	$46,588	$(2,215)	(4.8%)	$46,088	$45,328	$45,095	$(722)	(1.6%)

Earnings Per Common Share:
Basic	$0.27	$0.28	$(0.01)	(3.6%)	$0.27	$0.26	$0.26	$0.01	3.8%
Diluted	$0.27	$0.28	$(0.01)	(3.6%)	$0.27	$0.26	$0.26	$0.01	3.8%
Average Common Shares Outstanding:
Basic	164,954	166,605	(1,651)	(1.0%)	168,234	170,707	171,650	(6,696)	(3.9%)
Diluted	165,443	166,748	(1,305)	(0.8%)	168,404	170,896	171,780	(6,337)	(3.7%)

N/M = Not meaningful.

Selected Quarterly Information

Associated Banc-Corp

(in thousands, except per share, full time equivalent employee data and otherwise noted)	YTD 2013	YTD 2012	3rd Qtr 2013	2nd Qtr 2013	1st Qtr 2013	4th Qtr 2012	3rd Qtr 2012
Per Common Share Data
Dividends	$0.24	$0.15	$0.08	$0.08	$0.08	$0.08	$0.05
Market Value:
High	$17.60	$14.63	$17.60	$15.69	$15.30	$13.54	$13.79
Low	13.46	11.43	15.29	13.81	13.46	12.19	12.04
Close	15.49	13.16	15.49	15.55	15.19	13.12	13.16
Book value	17.10	16.82	17.10	16.97	17.13	16.97	16.82
Tier 1 common equity / share	11.59	10.89	11.59	11.42	11.22	11.08	10.89
Tangible book value / share	11.37	11.31	11.37	11.28	11.51	11.39	11.31

Performance Ratios (annualized)
Return on average assets	0.81%	0.81%	0.78%	0.82%	0.83%	0.83%	0.84%
Return on average tangible common equity	9.68	9.02	9.48	9.76	9.81	9.15	9.32
Return on average Tier 1 common equity (1)	9.77	9.39	9.31	9.94	10.07	9.61	9.69
Effective tax rate	31.68	31.93	31.91	32.07	31.06	22.33	30.64
Dividend payout ratio (3)	29.27	20.27	29.63	28.57	29.63	30.77	19.23

Average Balances
Common stockholders’ equity	$2,835,760	$2,849,876	$2,799,885	$2,857,722	$2,850,227	$2,915,346	$2,870,438
Average Tier 1 common equity (1)	1,876,009	1,826,270	1,890,398	1,880,826	1,856,431	1,876,686	1,850,610

Selected trend information
Average full time equivalent employees	4,776	4,987	4,699	4,790	4,841	4,915	4,965
Trust assets under management, at market value ($ in millions)	$7,078	$6,163	$7,078	$6,894	$6,913	$6,454	$6,163
Mortgage loans originated for sale during period	1,977,357	2,016,963	513,549	782,398	681,410	780,469	715,184
Mortgage portfolio serviced for others ($ in millions)	8,014	7,547	8,014	7,794	7,585	7,453	7,547
Mortgage servicing rights, net / Portfolio serviced for others	0.79%	0.60%	0.79%	0.79%	0.69%	0.62%	0.60%

At Period End
Loans / deposits			84.99%	91.91%	89.27%	90.97%	90.98%
Risk weighted assets ($ in millions) (4) (6)			16,359	16,479	16,163	16,149	15,575
Tier 1 common equity (1)			1,904,060	1,893,875	1,881,410	1,875,534	1,869,931
Stockholders’ equity / assets			12.13%	12.18%	12.61%	12.50%	12.98%
Tangible common equity / tangible assets (5)			8.21%	8.25%	8.64%	8.56%	8.91%
Tangible equity / tangible assets (5)			8.49%	8.53%	8.92%	8.84%	9.20%
Tier 1 common equity / risk-weighted assets (4) (6)			11.64%	11.49%	11.64%	11.61%	12.01%
Tier 1 leverage ratio (4) (6)			8.76%	8.73%	8.78%	8.98%	9.99%
Tier 1 risk-based capital ratio (4) (6)			12.02%	11.88%	12.03%	12.01%	13.57%
Total risk-based capital ratio (4) (6)			13.44%	13.29%	13.45%	13.42%	15.00%
Shares outstanding, end of period			164,303	165,837	167,673	169,304	171,657

Non-GAAP financial measures & reconcilation
Efficiency ratio (2)	70.11%	72.65%	71.10%	69.54%	69.74%	73.71%	72.81%
Taxable equivalent adjustment	(1.44)	(1.62)	(1.49)	(1.39)	(1.46)	(1.57)	(1.61)
Asset gains (losses), net	0.26	(1.16)	0.58	(0.01)	0.24	(0.06)	(0.98)
Other intangible amortization	(0.42)	(0.44)	(0.44)	(0.41)	(0.42)	(0.43)	(0.43)
Efficiency ratio, fully taxable equivalent (2)	68.51%	69.43%	69.75%	67.73%	68.10%	71.65%	69.79%

(1)	Tier 1 common equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual stock and qualifying trust preferred securities.
(2)	Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net. This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities. Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
(3)	Ratio is based upon basic earnings per common share.
(4)	September 30, 2013 data is estimated.
(5)	Tangible equity, tangible common equity and tangible assets exclude goodwill and other intangible assets, which is a non-GAAP financial measure. These financial measures have been included as they are considered to be critical metrics with which to analyze and evaluate financial condition and capital strength.
(6)	The Federal Reserve establishes capital adequacy requirements, including well-capitalized standards for the Corporation. The OCC establishes simliar capital adequacy requirements and standards for the Bank. Regulatory capital primarily consists of Tier 1 risk-based capital and Tier 2 risk-based capital. The sum of Tier 1 risk-based capital and Tier 2 risk-based capital equals our total risk-based capital. Risk-based capital guidelines require a minimum level of capital as a percentage of risk-weighted assets. Risk-weighted assets consist of total assets plus certain off-balance sheet and market items, subject to adjustment for predefined credit risk factors.

Selected Asset Quality Information

Associated Banc-Corp

(in thousands)	Sep 30, 2013	Jun 30, 2013	Sep13 vs Jun13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep13 vs Sep12 % Change
Allowance for Loan Losses
Beginning balance	$277,218	$286,923	(3.4%)	$279,409	$315,150	$332,658	(16.7%)
Provision for loan losses	—	4,000	N/M	4,000	3,000	—	N/M
Charge offs	(20,288)	(21,904)	(7.4%)	(27,128)	(30,417)	(25,030)	(18.9%)
Recoveries	14,794	8,199	80.4%	12,642	9,676	7,522	96.7%

Net charge offs	(5,494)	(13,705)	(59.9%)	(14,486)	(20,741)	(17,508)	(68.6%)

Ending balance	$271,724	$277,218	(2.0%)	$286,923	$297,409	$315,150	(13.8%)

Reserve for losses on unfunded commitments	$21,600	$22,400	(3.6%)	$21,100	$21,800	$19,800	9.1%

Net Charge Offs	Sep 30, 2013	Jun 30, 2013	Sep13 vs Jun13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep13 vs Sep12 % Change
Commercial and industrial	$(447)	$1,477	(130.3%)	$696	$2,630	$3,831	(111.7%)
Commercial real estate—owner occupied	2,076	1,574	31.9%	1,518	2,056	(8)	N/M
Lease financing	—	16	(100.0%)	(12)	754	(20)	N/M

Commercial and business lending	1,629	3,067	(46.9%)	2,202	5,440	3,803	(57.2%)
Commercial real estate—investor	(414)	2,999	(113.8%)	163	(232)	1,905	(121.7%)
Real estate construction	(303)	(95)	218.9%	1,392	858	(187)	62.0%

Commercial real estate lending	(717)	2,904	(124.7%)	1,555	626	1,718	(141.7%)

Total commercial	912	5,971	(84.7%)	3,757	6,066	5,521	(83.5%)
Home equity revolving lines of credit	767	2,512	(69.5%)	3,615	3,590	4,180	(81.7%)
Home equity loans 1st liens	564	954	(40.9%)	765	1,060	1,056	(46.6%)
Home equity loans junior liens	800	2,034	(60.7%)	1,957	3,421	2,686	(70.2%)

Home equity	2,131	5,500	(61.3%)	6,337	8,071	7,922	(73.1%)
Installment	124	66	87.9%	177	1,027	324	(61.7%)
Residential mortgage	2,327	2,168	7.3%	4,215	5,577	3,741	(37.8%)

Total consumer	4,582	7,734	(40.8%)	10,729	14,675	11,987	(61.8%)

Total net charge offs	$5,494	$13,705	(59.9%)	$14,486	$20,741	$17,508	(68.6%)

Net Charge Offs to Average Loans (in basis points) *	Sep 30, 2013	Jun 30, 2013		Mar 31, 2013	Dec 31, 2012	Sep 30, 2012
Commercial and industrial	(4)	13		6	25	37
Commercial real estate—owner occupied	72	54		51	69	(0)
Lease financing	—	12		(8)	480	(13)

Commercial and business lending	11	21		16	40	29
Commercial real estate—investor	(6)	41		2	(3)	27
Real estate construction	(15)	(5)		82	54	(12)

Commercial real estate lending	(8)	31		18	7	20

Total commercial	4	25		17	27	25
Home equity revolving lines of credit	34	112		159	148	167
Home equity loans 1st liens	27	42		32	40	38
Home equity loans junior liens	140	336		303	486	361

Home equity	44	108		119	140	132
Installment	11	6		16	86	26
Residential mortgage	25	24		47	64	45

Total consumer	30	50		70	93	77

Total net charge offs	14	35		38	55	47

Credit Quality	Sep 30, 2013	Jun 30, 2013	Sep13 vs Jun13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep13 vs Sep12 % Change
Nonaccrual loans	$207,594	$217,493	(4.6%)	$225,436	$252,868	$278,172	(25.4%)
Other real estate owned (OREO)	25,077	27,407	(8.5%)	35,156	34,900	36,053	(30.4%)

Total nonperforming assets	$232,671	$244,900	(5.0%)	$260,592	$287,768	$314,225	(26.0%)

Loans 90 or more days past due and still accruing	2,063	1,548	33.3%	5,690	2,289	2,334	(11.6%)
Restructured loans (accruing)	117,043	119,066	(1.7%)	120,093	121,087	135,791	(13.8%)
Allowance for loan losses / loans	1.74%	1.76%		1.84%	1.93%	2.11%
Allowance for loan losses / nonaccrual loans	130.89	127.46		127.27	117.61	113.29
Nonaccrual loans / total loans	1.33	1.38		1.45	1.64	1.86
Nonperforming assets / total loans plus OREO	1.49	1.55		1.67	1.86	2.09
Nonperforming assets / total assets	0.98	1.04		1.12	1.23	1.38
Net charge offs / average loans (annualized)	0.14	0.35		0.38	0.55	0.47
Year-to-date net charge offs / average loans	0.29	0.36		0.38	0.57	0.58
Nonaccrual loans by type:
Commercial and industrial	$36,105	$30,302	19.2%	$33,242	$39,182	$41,694	(13.4%)
Commercial real estate—owner occupied	28,301	24,003	17.9%	23,199	24,254	27,161	4.2%
Lease financing	99	72	37.5%	2,165	3,031	5,927	(98.3%)

Commercial and business lending	64,505	54,377	18.6%	58,606	66,467	74,782	(13.7%)
Commercial real estate—investor	49,841	60,780	(18.0%)	56,776	58,687	71,522	(30.3%)
Real estate construction	18,670	21,419	(12.8%)	22,166	27,302	31,684	(41.1%)

Commercial real estate lending	68,511	82,199	(16.7%)	78,942	85,989	103,206	(33.6%)

Total commercial	133,016	136,576	(2.6%)	137,548	152,456	177,988	(25.3%)
Home equity revolving lines of credit	11,991	12,940	(7.3%)	15,914	20,446	19,242	(37.7%)
Home equity loans 1st liens	6,131	7,898	(22.4%)	8,626	8,717	9,425	(34.9%)
Home equity loans junior liens	7,321	7,296	0.3%	9,405	10,052	9,800	(25.3%)

Home equity	25,443	28,134	(9.6%)	33,945	39,215	38,467	(33.9%)
Installment	1,269	1,533	(17.2%)	1,762	1,838	2,893	(56.1%)
Residential mortgage	47,866	51,250	(6.6%)	52,181	59,359	58,824	(18.6%)

Total consumer	74,578	80,917	(7.8%)	87,888	100,412	100,184	(25.6%)

Total nonaccrual loans	$207,594	$217,493	(4.6%)	$225,436	$252,868	$278,172	(25.4%)

*	Annualized.
N/M	= Not meaningful.

Selected Asset Quality Information (continued)

Associated Banc-Corp

(in thousands)	Sep 30, 2013	Jun 30, 2013	Sep 13 vs Jun 13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 13 vs Sep 12 % Change
Restructured loans (accruing)
Commercial and industrial	$32,145	$30,970	3.8%	$29,251	$28,140	$35,015	(8.2%)
Commercial real estate—owner occupied	14,425	14,336	0.6%	12,888	13,852	15,706	(8.2%)
Lease financing	—	—	N/M	—	—	—	N/M

Commercial and business lending	46,570	45,306	2.8%	42,139	41,992	50,721	(8.2%)
Commercial real estate—investor	35,073	37,299	(6.0%)	41,253	41,660	49,249	(28.8%)
Real estate construction	4,825	5,365	(10.1%)	5,540	4,530	3,561	35.5%

Commercial real estate lending	39,898	42,664	(6.5%)	46,793	46,190	52,810	(24.4%)

Total commercial	86,468	87,970	(1.7%)	88,932	88,182	103,531	(16.5%)
Home equity revolving lines of credit	1,118	1,130	(1.1%)	880	867	803	39.2%
Home equity loans 1st liens	1,628	1,684	(3.3%)	1,783	1,930	1,904	(14.5%)
Home equity loans junior liens	7,113	7,119	(0.1%)	6,893	7,171	6,760	5.2%

Home equity	9,859	9,933	(0.7%)	9,556	9,968	9,467	4.1%
Installment	416	570	(27.0%)	664	653	672	(38.1%)
Residential mortgage	20,300	20,593	(1.4%)	20,941	22,284	22,121	(8.2%)

Total consumer	30,575	31,096	(1.7%)	31,161	32,905	32,260	(5.2%)

Total restructured loans (accruing)	$117,043	$119,066	(1.7%)	$120,093	$121,087	$135,791	(13.8%)

Restructured loans in nonaccrual loans (not included above)	$69,311	$70,354	(1.5%)	$67,811	$80,590	$74,251	(6.7%)

Loans Past Due 30-89 Days	Sep 30, 2013	Jun 30, 2013	Sep 13 vs Jun 13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 13 vs Sep 12 % Change
Commercial and industrial	$6,518	$8,516	(23.5%)	$10,263	$11,339	$3,795	71.8%
Commercial real estate—owner occupied	8,505	8,105	4.9%	6,804	11,053	4,843	75.6%
Lease financing	1,000	57	N/M	283	12	17	N/M

Commercial and business lending	16,023	16,678	(3.9%)	17,350	22,404	8,655	85.1%
Commercial real estate—investor	21,747	18,269	19.0%	25,201	13,472	8,809	146.9%
Real estate construction	820	797	2.9%	2,287	3,155	1,254	(34.6%)

Commercial real estate lending	22,567	19,066	18.4%	27,488	16,627	10,063	124.3%

Total commercial	38,590	35,744	8.0%	44,838	39,031	18,718	106.2%
Home equity revolving lines of credit	6,318	7,739	(18.4%)	1,832	7,829	9,543	(33.8%)
Home equity loans 1st liens	1,376	1,857	(25.9%)	1,869	1,457	1,535	(10.4%)
Home equity loans junior liens	2,206	2,709	(18.6%)	2,848	4,252	3,745	(41.1%)

Home equity	9,900	12,305	(19.5%)	6,549	13,538	14,823	(33.2%)
Installment	1,170	1,434	(18.4%)	2,500	2,109	1,693	(30.9%)
Residential mortgage	6,722	9,920	(32.2%)	8,793	9,403	6,878	(2.3%)

Total consumer	17,792	23,659	(24.8%)	17,842	25,050	23,394	(23.9%)

Total loans past due 30-89 days	$56,382	$59,403	(5.1%)	$62,680	$64,081	$42,112	33.9%

Potential Problem Loans	Sep 30, 2013	Jun 30, 2013	Sep 13 vs Jun 13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 13 vs Sep 12 % Change
Commercial and industrial	$112,947	$127,382	(11.3%)	$127,367	$128,434	$120,888	(6.6%)
Commercial real estate—owner occupied	61,256	75,074	(18.4%)	93,098	99,592	120,034	(49.0%)
Lease financing	207	279	(25.8%)	251	264	214	(3.3%)

Commercial and business lending	174,410	202,735	(14.0%)	220,716	228,290	241,136	(27.7%)
Commercial real estate—investor	87,526	89,342	(2.0%)	101,775	107,068	133,046	(34.2%)
Real estate construction	7,540	9,184	(17.9%)	10,040	13,092	18,477	(59.2%)

Commercial real estate lending	95,066	98,526	(3.5%)	111,815	120,160	151,523	(37.3%)

Total commercial	269,476	301,261	(10.6%)	332,531	348,450	392,659	(31.4%)
Home equity revolving lines of credit	170	308	(44.8%)	450	520	518	(67.2%)
Home equity loans 1st liens	—	—	0.0%	—	—	—	0.0%
Home equity loans junior liens	2,067	2,307	(10.4%)	2,871	3,150	2,825	(26.8%)

Home equity	2,237	2,615	(14.5%)	3,321	3,670	3,343	(33.1%)
Installment	67	83	(19.3%)	99	111	131	(48.9%)
Residential mortgage	5,342	5,917	(9.7%)	7,882	8,762	8,197	(34.8%)

Total consumer	7,646	8,615	(11.2%)	11,302	12,543	11,671	(34.5%)

Total potential problem loans	$277,122	$309,876	(10.6%)	$343,833	$360,993	$404,330	(31.5%)

N/M = Not meaningful.

Net Interest Income Analysis—Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended September 30, 2013			Three months ended June 30, 2013
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,876,745	$52,215	3.53%	$5,860,416	$53,613	3.67%
Commercial real estate lending	3,768,895	37,630	3.96	3,722,108	35,804	3.86

Total commercial	9,645,640	89,845	3.70	9,582,524	89,417	3.74
Residential mortgage	3,714,459	30,479	3.28	3,661,742	30,113	3.29
Retail	2,364,266	26,816	4.51	2,483,541	28,291	4.56

Total loans	15,724,365	147,140	3.72	15,727,807	147,821	3.77
Investment securities	4,980,228	32,282	2.59	4,917,671	32,303	2.63
Other short-term investments	334,874	1,260	1.51	305,766	1,232	1.61

Investments and other	5,315,102	33,542	2.52	5,223,437	33,535	2.57

Total earning assets	21,039,467	180,682	3.42	20,951,244	181,356	3.47
Other assets, net	2,274,110			2,354,976

Total assets	$23,313,577			$23,306,220

Interest-bearing liabilities:
Savings deposits	$1,204,743	$249	0.08%	$1,207,959	$236	0.08%
Interest-bearing demand deposits	2,810,962	1,101	0.16	2,867,524	1,190	0.17
Money market deposits	7,556,050	3,449	0.18	6,930,554	3,239	0.19
Time deposits	1,773,760	2,818	0.63	1,907,337	3,104	0.65

Total interest-bearing deposits	13,345,515	7,617	0.23	12,913,374	7,769	0.24
Federal funds purchased and securities sold under agreements to repurchase	633,594	308	0.19	677,489	333	0.20
Other short-term funding	1,417,113	434	0.12	1,631,644	525	0.13
Long-term funding	614,708	6,866	4.47	765,514	7,551	3.95

Total short and long-term funding	2,665,415	7,608	1.14	3,074,647	8,409	1.09

Total interest-bearing liabilities	16,010,930	15,225	0.38	15,988,021	16,178	0.41
Noninterest-bearing demand deposits	4,264,304			4,191,704
Other liabilities	175,453			205,501
Stockholders’ equity	2,862,890			2,920,994

Total liabilities and stockholders’ equity	$23,313,577			$23,306,220

Net interest income and rate spread (1)		$165,457	3.04%		$165,178	3.06%

Net interest margin (1)			3.13%			3.16%
Taxable equivalent adjustment		$4,948			$4,996

Net Interest Income Analysis—Taxable Equivalent Basis Associated Banc-Corp
	Three months ended September 30, 2013			Three months ended September 30, 2012
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,876,745	$52,215	3.53%	$5,275,069	$51,432	3.88%
Commercial real estate lending	3,768,895	37,630	3.96	3,440,220	35,913	4.16

Total commercial	9,645,640	89,845	3.70	8,715,289	87,345	3.99
Residential mortgage	3,714,459	30,479	3.28	3,320,212	30,044	3.62
Retail	2,364,266	26,816	4.51	2,881,292	33,251	4.60

Total loans	15,724,365	147,140	3.72	14,916,793	150,640	4.02
Investment securities	4,980,228	32,282	2.59	4,319,404	31,950	2.96
Other short-term investments	334,874	1,260	1.51	423,599	1,334	1.26

Investments and other	5,315,102	33,542	2.52	4,743,003	33,284	2.81

Total earning assets	21,039,467	180,682	3.42	19,659,796	183,924	3.73
Other assets, net	2,274,110			2,356,952

Total assets	$23,313,577			$22,016,748

Interest-bearing liabilities:
Savings deposits	$1,204,743	$249	0.08%	$1,117,194	$229	0.08%
Interest-bearing demand deposits	2,810,962	1,101	0.16	2,136,280	926	0.17
Money market deposits	7,556,050	3,449	0.18	6,240,596	3,932	0.25
Time deposits	1,773,760	2,818	0.63	2,159,684	4,664	0.86

Total interest-bearing deposits	13,345,515	7,617	0.23	11,653,754	9,751	0.33
Federal funds purchased and securities sold under agreements to repurchase	633,594	308	0.19	1,266,995	750	0.24
Other short-term funding	1,417,113	434	0.12	837,316	815	0.39
Long-term funding	614,708	6,866	4.47	1,182,632	11,738	3.97

Total short and long-term funding	2,665,415	7,608	1.14	3,286,943	13,303	1.62

Total interest-bearing liabilities	16,010,930	15,225	0.38	14,940,697	23,054	0.62
Noninterest-bearing demand deposits	4,264,304			3,962,102
Other liabilities	175,453			180,239
Stockholders’ equity	2,862,890			2,933,710

Total liabilities and stockholders’ equity	$23,313,577			$22,016,748

Net interest income and rate spread (1)		$165,457	3.04%		$160,870	3.11%

Net interest margin (1)			3.13%			3.26%
Taxable equivalent adjustment		$4,948			$5,268

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Net Interest Income Analysis—Taxable Equivalent Basis

Associated Banc-Corp

	Nine months ended September 30, 2013			Nine months ended September 30, 2012
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,785,024	$156,541	3.62%	$5,041,098	$149,001	3.95%
Commercial real estate lending	3,695,150	109,298	3.95	3,316,306	105,259	4.24

Total commercial	9,480,174	265,839	3.75	8,357,404	254,260	4.06
Residential mortgage	3,666,556	91,074	3.31	3,277,879	91,273	3.71
Retail	2,487,723	84,487	4.54	2,975,782	103,230	4.63

Total loans	15,634,453	441,400	3.77	14,611,065	448,763	4.10
Investment securities	4,930,195	97,340	2.63	4,444,144	101,033	3.03
Other short-term investments	327,209	3,740	1.53	417,998	3,843	1.23

Investments and other	5,257,404	101,080	2.56	4,862,142	104,876	2.88

Total earning assets	20,891,857	542,480	3.47	19,473,207	553,639	3.79
Other assets, net	2,328,652			2,314,461

Total assets	$23,220,509			$21,787,668

Interest-bearing liabilities:
Savings deposits	$1,185,059	$693	0.08%	$1,085,514	$626	0.08%
Interest-bearing demand deposits	2,819,585	3,470	0.16	2,118,789	2,788	0.18
Money market deposits	7,178,857	10,304	0.19	5,930,870	11,233	0.25
Time deposits	1,891,026	9,460	0.67	2,307,642	17,693	1.02

Total interest-bearing deposits	13,074,527	23,927	0.24	11,442,815	32,340	0.38
Federal funds purchased and securities sold under agreements to repurchase	696,343	1,051	0.20	1,241,652	2,129	0.23
Other short-term funding	1,357,230	1,291	0.13	1,066,063	3,068	0.38
Long-term funding	779,079	22,833	3.91	1,177,223	35,740	4.05

Total short and long-term funding	2,832,652	25,175	1.19	3,484,938	40,937	1.57

Total interest-bearing liabilities	15,907,179	49,102	0.41	14,927,753	73,277	0.66
Noninterest-bearing demand deposits	4,214,265			3,780,990
Other liabilities	200,123			165,777
Stockholders’ equity	2,898,942			2,913,148

Total liabilities and stockholders’ equity	$23,220,509			$21,787,668

Net interest income and rate spread (1)		$493,378	3.06%		$480,362	3.13%

Net interest margin (1)			3.15%			3.29%
Taxable equivalent adjustment		$15,034			$15,825

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Financial Summary and Comparison

Associated Banc-Corp

Period End Loan Composition	Sep 30, 2013	Jun 30, 2013	Sep 13 vs Jun 13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 13 vs Sep 12 % Change
Commercial and industrial	$4,703,056	$4,752,838	(1.0%)	$4,651,143	$4,502,021	$4,265,356	10.3%
Commercial real estate—owner occupied	1,147,352	1,174,866	(2.3%)	1,199,513	1,219,747	1,197,517	(4.2%)
Lease financing	51,727	55,084	(6.1%)	57,908	64,196	60,818	(14.9%)

Commercial and business lending	5,902,135	5,982,788	(1.3%)	5,908,564	5,785,964	5,523,691	6.9%
Commercial real estate—investor	2,847,152	3,010,992	(5.4%)	2,900,167	2,906,759	2,787,158	2.2%
Real estate construction	834,744	800,569	4.3%	729,145	655,381	611,186	36.6%

Commercial real estate lending	3,681,896	3,811,561	(3.4%)	3,629,312	3,562,140	3,398,344	8.3%

Total commercial	9,584,031	9,794,349	(2.1%)	9,537,876	9,348,104	8,922,035	7.4%
Home equity revolving lines of credit	875,703	888,162	(1.4%)	904,187	936,065	988,800	(11.4%)
Home equity loans 1st liens	794,912	863,779	(8.0%)	940,017	1,013,757	1,079,075	(26.3%)
Home equity loans junior liens	220,763	234,292	(5.8%)	254,203	269,672	289,025	(23.6%)

Home equity	1,891,378	1,986,233	(4.8%)	2,098,407	2,219,494	2,356,900	(19.8%)
Installment	420,268	434,029	(3.2%)	447,445	466,727	482,451	(12.9%)
Residential mortgage	3,690,177	3,531,988	4.5%	3,467,834	3,376,697	3,204,828	15.1%

Total consumer	6,001,823	5,952,250	0.8%	6,013,686	6,062,918	6,044,179	(0.7%)

Total loans	$15,585,854	$15,746,599	(1.0%)	$15,551,562	$15,411,022	$14,966,214	4.1%

Period End Deposit and Customer Funding Composition	Sep 30, 2013	Jun 30, 2013	Sep 13 vs Jun 13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 13 vs Sep 12 % Change
Noninterest-bearing demand	$4,453,663	$4,259,776	4.6%	$4,453,109	$4,759,556	$4,320,437	3.1%
Savings	1,195,944	1,211,567	(1.3%)	1,197,134	1,109,861	1,115,783	7.2%
Interest-bearing demand	2,735,529	2,802,277	(2.4%)	2,966,934	2,554,479	2,230,740	22.6%
Money market	8,199,281	7,040,317	16.5%	6,836,678	6,518,075	6,682,640	22.7%
Brokered CDs	56,024	59,206	(5.4%)	49,919	26,270	33,612	66.7%
Other time	1,697,467	1,759,293	(3.5%)	1,917,520	1,971,624	2,067,380	(17.9%)

Total deposits	18,337,908	17,132,436	7.0%	17,421,294	16,939,865	16,450,592	11.5%
Customer repo sweeps	515,555	489,700	5.3%	617,038	564,038	600,225	(14.1%)
Customer repo term	—	—	N/M	4,882	115,032	448,782	(100.0%)

Total customer funding	515,555	489,700	5.3%	621,920	679,070	1,049,007	(50.9%)

Total deposits and customer funding	$18,853,463	$17,622,136	7.0%	$18,043,214	$17,618,935	$17,499,599	7.7%

Network transaction deposits included above in interest-bearing demand and money market	2,222,810	2,135,306	4.1%	2,054,714	1,684,745	1,740,434	27.7%
Brokered CDs	56,024	59,206	(5.4%)	49,919	26,270	33,612	66.7%

Total network and brokered funding	2,278,834	2,194,512	3.8%	2,104,633	1,711,015	1,774,046	28.5%

Net customer deposits and funding (1)	16,574,629	15,427,624	7.4%	15,938,581	15,907,920	15,725,553	5.4%

(1)	Total deposits and customer funding excluding total network and brokered funding.

Quarter Average Loan Composition	Sep 30, 2013	Jun 30, 2013	Sep 13 vs Jun 13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 13 vs Sep 12 % Change
Commercial and industrial	$4,680,582	$4,635,892	1.0%	$4,358,486	$4,182,852	$4,110,122	13.9%
Commercial real estate—owner occupied	1,142,919	1,169,124	(2.2%)	1,196,912	1,185,846	1,103,988	3.5%
Lease financing	53,244	55,400	(3.9%)	59,638	62,497	60,959	(12.7%)

Commercial and business lending	5,876,745	5,860,416	0.3%	5,615,036	5,431,195	5,275,069	11.4%
Commercial real estate—investor	2,940,115	2,951,524	(0.4%)	2,899,930	2,821,023	2,832,447	3.8%
Real estate construction	828,780	770,584	7.6%	692,579	630,081	607,773	36.4%

Commercial real estate lending	3,768,895	3,722,108	1.3%	3,592,509	3,451,104	3,440,220	9.6%

Total commercial	9,645,640	9,582,524	0.7%	9,207,545	8,882,299	8,715,289	10.7%
Home equity revolving lines of credit	882,478	896,931	(1.6%)	922,084	962,263	995,156	(11.3%)
Home equity loans 1st liens	826,653	902,554	(8.4%)	976,466	1,047,207	1,097,394	(24.7%)
Home equity loans junior liens	227,021	242,796	(6.5%)	262,193	280,051	296,021	(23.3%)

Home equity	1,936,152	2,042,281	(5.2%)	2,160,743	2,289,521	2,388,571	(18.9%)
Installment	428,114	441,260	(3.0%)	457,409	473,563	492,721	(13.1%)
Residential mortgage	3,714,459	3,661,742	1.4%	3,622,455	3,485,719	3,320,212	11.9%

Total consumer	6,078,725	6,145,283	(1.1%)	6,240,607	6,248,803	6,201,504	(2.0%)

Total loans	$15,724,365	$15,727,807	(0.0%)	$15,448,152	$15,131,102	$14,916,793	5.4%

Quarter Average Deposit Composition	Sep 30, 2013	Jun 30, 2013	Sep 13 vs Jun 13 % Change	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Sep 13 vs Sep 12 % Change
Noninterest-bearing demand	$4,264,304	$4,191,704	1.7%	$4,185,924	$4,448,767	$3,962,102	7.6%
Savings	1,204,743	1,207,959	(0.3%)	1,141,781	1,129,983	1,117,194	7.8%
Interest-bearing demand	2,810,962	2,867,524	(2.0%)	2,779,929	2,236,826	2,136,280	31.6%
Money market	7,556,050	6,930,554	9.0%	7,044,344	6,797,306	6,240,596	21.1%
Time deposits	1,773,760	1,907,337	(7.0%)	1,994,406	2,037,386	2,159,684	(17.9%)

Total deposits	$17,609,819	$17,105,078	3.0%	$17,146,384	$16,650,268	$15,615,856	12.8%